The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2015

Royce European Small-Cap Fund
Royce Global Value Fund

 The shareholders of Royce European Small-Cap Fund and Royce Global Value Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund
Royce European Small-Cap Fund, a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund
Royce Global Value Fund, a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund

Pursuant to these proposals, the assets and liabilities of each Target Fund will be exchanged for shares of the Acquiring Fund and shareholders of each Target Fund will become shareholders of the Acquiring Fund. No sales charges or redemption fees will be imposed in connection with the reorganizations. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganizations will be of the same class and will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganizations. The completion of the reorganization transactions remains subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transactions will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Funds, or their respective shareholders.

Effective as of the close of business on January 25, 2016, each Target Fund will be closed to all purchases and all exchanges into that Fund. It is currently expected that the reorganizations will be completed in February of 2016.

January 22, 2016

REORG-ISI-0116